Exhibit 23


      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON SCHEDULES

The Board of Directors
Delta Woodside Industries, Inc.:

Under date of July 30, 2004, except as to Note C to the notes to the consolidated financial statements, which is as of October 15, 2004, we reported on the consolidated balance sheets of Delta Woodside Industries, Inc. as of July 3, 2004 and June 28, 2003, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the three-year period ended July 3, 2004, which are included in the fiscal 2004 annual report on Form 10-K. These consolidated financial statements and our report thereon are included in the annual report on Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as of July 3, 2004 and June 28, 2003, and for each of the years in the three-year period ended July 3, 2004, as appropriate, as listed in Item 15(a)(2) of Form 10-K. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.



                                    /s/ KPMG  LLP
                                    KPMG LLP


Greenville, South Carolina
July 30, 2004



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
Delta Woodside Industries, Inc.:


We consent to the incorporation by reference in the registration statements (Delta Woodside Industries, Inc. Stock Option Plan - Nos. 33-38930, 333-01381 and 333-45767; Delta Woodside Industries, Inc. Incentive Stock Award Plan - Nos. 33-38931, 333-01383 and 333-45771; Delta Woodside Industries, Inc. Long-term Incentive Plan No. 333-45769; Delta Woodside Industries, Inc. 2000 Stock Option and Incentive Stock Award Plans - No. 333-60930; Delta Woodside Industries, Inc. 2004 Stock Plan - No. 333-112308) on Form S-8 of Delta Woodside Industries, Inc., of our reports dated July 30, 2004, except as to Note C to the notes to the consolidated financial statements, which is as of October 15, 2004, relating to the consolidated balance sheets of Delta Woodside Industries, Inc. as of July 3, 2004 and June 28, 2003, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the three-year period ended July 3, 2004, and related financial statement schedules, which reports appear in the 2004 annual report on Form 10-K of Delta Woodside Industries, Inc.

                                    /s/ KPMG  LLP
                                    KPMG LLP


Greenville, South Carolina
October 15, 2004